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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2000.

                              STAN LEE MEDIA, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   0-28530                84-1341980
----------------------------       -----------       ----------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation)                  File Number)      Identification Number)



        15821 Ventura Boulevard, Suite 675, Encino, California      91436
        -------------------------------------------------------  ----------
             (Address of Principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:        (818) 461-1757
                                                           --------------


                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report.)

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Item 5. Other Items

         On December 15, 2000, Stan Lee Media, Inc. announced that it had suspended its operations. On January 2, 2001, Stan Lee Media, Inc. announced that it had received an informal inquiry from the Securities and Exchange Commission, and that it had discovered evidence of possible misuse of company funds by former members of its management team. The press releases attached as
Exhibit 99.1 and 99.2 are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

     None

(b) Pro Forma Financial Information.

     None

(c) Exhibits

     The following exhibits are filed with this report:



Exhibit
Number     Description
-------    -------------

99.1       Press Release
99.2       Press Release

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              STAN LEE MEDIA, INC.
                              --------------------
                                 (Registrant)


Date:  January 2, 2001.       By:  /s/ Rick C. Madden
                                 --------------------------------------
                                 Rick C. Madden
                                 Executive Vice President, General Counsel
                                 and Secretary

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                                 EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
-------   -------------

99.1      Press Release
99.2      Press Release


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